SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):     September  20, 2000


                           Community West Bancshares
                  --------------------------------------------
              (Exact Name of Registrant as Specified in its Charter



          California                000-23575             77-0446957
  ----------------------------  ----------------  ----------------------------

  (State or Other Jurisdiction  (Commission File  (IRS Employer Identification
      of Incorporation)             Number)               Number



         445 Pine Avenue, Goleta, California,                      93117
         -----------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)


                                 (805) 692-1862
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






                                                        Exhibit Index at Page: 2
                                                           Total No. of Pages: 3


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ITEM  5.  OTHER  EVENTS.

     On September 20, 2000, Community West Bancshares, (the "Registrant") announced the signing of a letter of intent to sell its wholly owned subsidiary, Palomar Community Bank, for a combination of debt and cash. The proceeds are anticipated to be between $10.5 and $11.0 million.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release announcing the Registrant's intent to sell Palomar Community Bank.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)       Exhibits

               The  following  exhibit  is  filed  as a part of this Current
                   Report on Form 8-K:

          EXHIBIT  NO.                                                      PAGE
                                                                            ----

           99.1    Press  Release  on Signing Letter of Intent to
                   Sell Palomar Community  Bank                               3


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     September  20, 2000                         COMMUNITY WEST BANCSHARES

                                               By:     /s/  Lynda  Pullon  Radke
                                                       -------------------------
                                                       Lynda  Pullon  Radke
                                                       Senior Vice President and
                                                       Chief  Financial  Officer


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